UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant  ☒

Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement (Revised)

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Acrivon Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

MESSAGE FROM OUR CHAIRMAN AND OUR CEO

Dear Stockholders:

We are pleased to announce that Acrivon Therapeutics, Inc.’s Board of Directors is presenting Charles Baum, M.D., Ph.D. as an additional nominee for election as a Class I director at the 2023 annual meeting of stockholders to be held on Thursday, June 22, 2023 at 12:30 p.m. Eastern Time, virtually over the internet at https://www.proxypush.com/ACRV.

Since this change affects the matters to be voted on at the annual meeting, we are providing additional information in the enclosed supplement to the proxy statement that was previously filed with the Securities and Exchange Commission on May 1, 2023, and an amended proxy card to enable stockholders to vote on the election of Dr. Baum. For technical purposes, the election of Dr. Baum as a Class I director is being considered as a separate voting matter (Proposal 3). If you sign and return the amended proxy card, it will revoke and replace any previous proxy you have submitted. If you have already voted and do not submit new voting instructions, your previously submitted proxy will be voted at the annual meeting with respect to all other proposals but will not be counted in determining the outcome of the election of Dr. Baum. We encourage you to submit a new proxy so that your vote can be counted in the election of Dr. Baum.

The enclosed proxy supplement should be read in conjunction with the proxy statement and annual report, which we previously provided to our stockholders of record.

On behalf of the Board of Directors and the Acrivon team, we would like to thank you for your continued support. We look forward to your participation at the 2023 Annual Meeting.

Sincerely,

Peter Blume-Jensen, M.D., Ph.D.

Chief Executive Officer, President and Chairman of the Board

May 30, 2023

Acrivon Therapeutics, Inc.

480 Arsenal Way, Suite 100

Watertown, Massachusetts 02472

AMENDED NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date:	June 22, 2023	Record Date:	April 24, 2023

Time:	12:30 p.m. ET	Meeting Website:	https://www.proxypush.com/ACRV

To the Stockholders of Acrivon Therapeutics, Inc.:

We will hold the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Acrivon Therapeutics, Inc. on June 22, 2023 at 12:30 p.m. Eastern Time as a virtual meeting held entirely over the Internet. You will be able to attend the Annual Meeting, vote your shares electronically and submit your questions online by visiting https://www.proxypush.com/ACRV and entering your individual control number included in the notice containing instructions on how to access the Annual Meeting materials, or on your proxy card, or in the voting instructions that accompanied the proxy materials.

Items of Business:

1.	To elect Michael Tomsicek, M.B.A. to serve as a Class I director for a term of three years;

2.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2023; and

3.	To elect Charles Baum, M.D., Ph.D. to serve as a Class I director for a term of three years.

The proxy statement previously made available to stockholders and the accompanying supplement to the proxy statement contain other important information that you should read and consider before you vote. In addition, any other matters that properly come before the Annual Meeting or any adjournment or postponement thereof will be considered.

Your vote is important. Whether or not you expect to participate in the Annual Meeting, the Board of Directors encourages you to review the proxy statement previously made available to stockholders and the accompanying supplement for information relating to each of the proposals and to cast your vote promptly.

By Order of the Board of Directors,

Peter Blume-Jensen, M.D., Ph.D.

Chief Executive Officer, President and Director

May 30, 2023

SUPPLEMENT TO PROXY STATEMENT

DATED MAY 30, 2023

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD THURSDAY, JUNE 22, 2023

This document (this “Proxy Supplement”) is a supplement to the proxy statement we previously filed with the Securities and Exchange Commission on May 1, 2023 (the “Proxy Statement”) for the 2023 annual meeting of stockholders (the “Annual Meeting”) of Acrivon Therapeutics, Inc. (the “Company”). This Proxy Supplement is being provided to our stockholders to revise our slate of nominees for election to the Board of Directors (the “Board”) at the Annual Meeting by adding Charles Baum, M.D., Ph.D. as a Class I director nominee.

For those stockholders who had not previously requested paper proxy materials, and in lieu of paper proxy materials, we mailed a Notice of Internet Availability of Proxy Materials containing instructions on how to access the Proxy Statement and our annual report online and how to vote online. This Proxy Supplement is being mailed to our stockholders of record as of April 24, 2023, the record date for the Annual Meeting, and will also be made available on our website at www.ir.acrivon.com under Investors & Media. An amended proxy card is also being mailed together with this Proxy Supplement.

For technical purposes, the election of Dr. Baum as a Class I director is being considered as a separate voting matter (Proposal 3). Except as supplemented or amended by the information contained in this Proxy Supplement, all information set forth in the Proxy Statement remains unchanged. We urge you to read this Proxy Supplement carefully and in its entirety together with the Proxy Statement.

The amended proxy card enclosed with this Proxy Supplement differs from the original proxy card previously furnished to you in that the amended proxy card includes the election of Charles Baum, M.D., Ph.D. as a nominee for Class I director as a new Proposal 3. If you have already voted, we encourage you to resubmit your vote on all proposals by submitting the amended proxy card with this Proxy Supplement or by submitting a proxy by telephone or through the Internet by following the procedures on your amended proxy card or as previously provided to you on your Notice of Internet Availability of Proxy Materials. However, if you return, or have returned, an original proxy card, your proxy will remain valid for all of the other proposals but will not be counted in the election of Dr. Baum because he is not listed as a nominee on the original proxy card. PLEASE NOTE THAT IF YOU SUBMIT A NEW PROXY CARD IT WILL REVOKE ALL PRIOR PROXY CARDS, SO IT IS IMPORTANT TO INDICATE YOUR VOTE ON EACH PROPOSAL ON THE NEW PROXY CARD.

PROPOSAL 3

ELECTION OF CHARLES BAUM, M.D., PH.D. AS A CLASS I DIRECTOR

Overview

The Proxy Statement is hereby amended to provide, as a new Proposal 3, that the Board, in accordance with our bylaws, has nominated Charles Baum, M.D., Ph.D. to serve as an additional Class I director for a term expiring at the 2026 annual meeting of stockholders and until his successor is elected and qualified, or until his earlier death, resignation or removal. At this Annual Meeting, two nominees are to be elected as Class I directors. In addition to Dr. Baum, the other nominee, Michael Tomsicek, M.B.A., remains unchanged under Proposal 1.

Following the Annual Meeting, our Board will consist of six directors, divided into three classes with staggered three-year terms.

Dr. Baum has consented to serve if elected. However, if he fails to stand for election, declines to accept election, or is otherwise unavailable for election prior to our Annual Meeting, proxies solicited by our Board will be voted by the proxy holders for the election of any other person or persons as the Board may recommend, or our Board, at its option, may reduce the number of directors that constitute the entire Board.

Voting Requirements

Proposal No. 3: Election of Dr. Baum

For a director to be elected, the director must receive the affirmative vote of a plurality of the votes present or represented by proxy at the meeting and entitled to vote in the election of directors.

You may vote “FOR” or “WITHHOLD” with respect to the director nominee. Withhold votes will be counted for purposes of establishing a quorum, but will not have any impact on the voting results. A broker non-vote will have no impact on the voting results.

If you are a stockholder of record and you properly sign and return a proxy card, your shares will be voted as you direct. If no instructions are indicated on such proxy card and you are a stockholder of record, shares represented by the proxy will be voted in the manner recommended by the Board on all matters presented in the Proxy Statement, as amended by this Proxy Supplement.

Director Independence

Our Board has determined that Dr. Baum qualifies as an independent director in accordance with the listing requirements of the Nasdaq Global Select Market.

Stock Ownership of Dr. Baum

Dr. Baum did not beneficially own any shares of common stock as of April 24, 2023, the record date of the Annual Meeting.

Information Concerning Dr. Baum

Biographical information for Dr. Baum is set forth below, including age, term of office, and business experience, including directorships with publicly traded companies during the past five years. In addition, we have included information regarding Dr. Baum’s business or other experience, qualifications, attributes, or skills that factored into the determination by the nominating and corporate governance committee and our Board that he should continue to serve as a director. Dr. Baum was originally identified as a candidate to serve as a director by an independent third party search firm.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE

ELECTION OF DR. BAUM AS A CLASS I DIRECTOR.

Charles Baum, M.D., Ph.D.

Independent Other Public Boards: • PMV Pharmaceuticals, Inc. • Poseida Therapeutics • Mirati Therapeutics Age: 65

Experience and Expertise

Dr. Baum has served as President, Founder, and Head of Research and Development of Mirati Therapeutics since September 2021 and previously served as Chief Executive Officer from November 2012 to September 2021. From June 2003 to September 2012, he was at Pfizer as Senior Vice President for Biotherapeutic Clinical Research within Pfizer’s Biotherapeutics and Bioinnovation Center and previously as Vice President and Head of Oncology Development and Chief Medical Officer for Worldwide Research & Development Division. From 2000 to 2003, he was responsible for the development of several oncology compounds including Temozolamide at Schering-Plough Corporation (acquired by Merck). His career has included academic and hospital positions at Stanford University and Emory University, as well as positions of increasing responsibility within the pharmaceutical industry at SyStemix, Inc. (acquired by Novartis AG), G.D. Searle & Company (acquired by Pfizer), Schering-Plough Corporation (acquired by Merck) and Pfizer. Dr. Baum has served on the board of directors of Poseida Therapeutics, Inc. since May 2022 and PMV Pharmaceuticals, Inc. since April 2021, and he previously served on the board of directors of Immunomedics, Inc. from February 2019 to October 2020 (acquired by Gilead Sciences), Array BioPharma from April 2014 until July 2019 (acquired by Pfizer) and BCTG Acquisition Group from September 2020 to July 2021 when it merged with Tango Therapeutics. Dr. Baum received his M.D. and Ph.D. (Immunology) degrees from Washington University School of Medicine in St. Louis, Missouri and completed his post-doctoral training at Stanford University.

Qualifications • Extensive management and industry experience, including public company management experience.

OTHER MATTERS

Other than as set forth above, no items presented in the Proxy Statement are affected by this Proxy Supplement, and you should carefully review the Proxy Statement prior to voting your shares. Our Board and management know of no other matters or business to be presented for consideration at the annual meeting. If, however, any other matters properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their discretion on any such matters. The persons named in the enclosed proxy may also, if they deem it advisable, vote such proxy to adjourn the annual meeting from time to time.

Acrivon Therapeutics

P.O. BOX 8016, CARY, NC 27512-9903

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:

INTERNET
Go To: **www.proxypush.com/ACRV**
- Cast your vote online
- **Have your Proxy Card ready**
- Follow the simple instructions to record your vote

PHONE Call **1-866-316-1838**
- Use any touch-tone telephone
- **Have your Proxy Card ready**
- Follow the simple recorded instructions

MAIL
- Mark, sign and date your Proxy Card
- Fold and return your Proxy Card in the postage-paid envelope provided

Acrivon Therapeutics, Inc.

Annual Meeting of Stockholders

For Stockholders of record as of April 24, 2023

TIME: Thursday, June 22, 2023 12:30 PM, Eastern Time
PLACE: Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/ACRV for more details.

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Rasmus Holm-Jorgensen and Mary-Alice Miller (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Acrivon Therapeutics, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Acrivon Therapeutics, Inc.
Annual Meeting of Stockholders

Please make your marks like this: ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR THE ELECTION OF EACH DIRECTOR NOMINEE LISTED IN PROPOSAL 1 AND PROPOSAL 3 AND **FOR** PROPOSAL 2

	PROPOSAL	YOUR VOTE			BOARD OF DIRECTORS RECOMMENDS
1.	Election of Class I Director				
		FOR	WITHHOLD		
	1.01 Michael Tomsicek, M.B.A.	☐	☐		**FOR**
		FOR	AGAINST	ABSTAIN	
2.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2023.	☐	☐	☐	**FOR**
3.	Election of Class I Director				
		FOR	WITHHOLD		
	3.01 Charles Baum, M.D., Ph.D.	☐	☐		**FOR**
4.	The transaction of such other business as may properly come before the meeting.				

You must register to attend the meeting online and/or participate at www.proxydocs.com/ACRV

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable) ______ Date ______ Signature (if held jointly) ______ Date ______